Prospectus supplement dated September 4, 2015
to the following prospectus(es):
Successor prospectus dated May 1, 2008
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
Effective on or about October 23, 2015, Investor Class subaccounts of all Wells Fargo Advantage Funds will be converted to Class A subaccounts. This conversion will affect the following investment options in the prospectus:
•	Wells Fargo Advantage Funds® - Wells Fargo Advantage Common Stock Fund
•	Wells Fargo Advantage Funds® - Wells Fargo Advantage Enterprise Fund
•	Wells Fargo Advantage Funds® - Wells Fargo Advantage Large Cap Core Fund
•	Wells Fargo Advantage Funds® - Wells Fargo Advantage Growth Fund
Former Investor Class contract owners who continue to invest in Class A subaccounts after the conversion will have the ability to make additional investments without being subject to front-end sales charges. Shareholders who currently hold Investor Class subaccounts will remain in the same fund after the conversion to Class A shares.
Effective immediately following the conversion, the Investor Class subaccounts will no longer be available as investment options in the contract.
PRO-4668-26